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                         THE ONE(R) INCOME ANNUITY(SM)

                                Issued Through

                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

                                      By

                          PFL LIFE INSURANCE COMPANY

                      Supplement Dated December 15, 2000
                                    To The
                         Prospectus Dated May 1, 2000


The One Income Annuity has been amended to allow you to allocate 100% of your premium to fixed annuity payments.

The following hereby amends and replaces the corresponding SUMMARY section of the prospectus on page 4:

     3.   ANNUITY PAYMENTS

     Annuity payments may be fixed, variable or a combination of fixed and variable. We guarantee the amount of fixed annuity payments. We do not, however, guarantee the amount of variable annuity payments. Variable annuity payment amounts are determined by the investment performance of the subaccounts you select. However, you can purchase a minimum payment guarantee rider to ensure a minimum payment amount. See Section 10 for more information.

     Annuity payments may be scheduled monthly, quarterly, semiannually, or annually.

     We recommend using electronic funds transfer (EFT) to receive your annuity payments whenever possible.

The following hereby amends and replaces the Allocation of Premium Payment section of the prospectus on page 10:

     Allocation of Premium Payment

     We will invest the amount of your premium that you allocate to the subaccount(s) on the contract issue date. You must allocate percentages that are whole numbers, not fractions. Your allocations must equal 100%.


                 This Prospectus Supplement must be accompanied
                              by the Prospectus for
                  The One(R) Income Annuity(SM) dated May 1, 2000

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The following hereby amends and replaces the Variable or Combination Payments section of the prospectus on page 11:

     Fixed, Variable or Combination Payments

     You allocate your premium between fixed and variable payments under a payment option when you buy the contract. You may choose all fixed, all variable or a combination of fixed and variable annuity payments.

     Any portion of your premium allocated to a fixed payment option will always remain allocated to fixed annuity payments. However, you may transfer from variable annuity payments to fixed annuity payments at any time.

     If you choose a combination of fixed and variable annuity payments, a portion of your annuity payments will be fixed and a portion will vary. We will guarantee the dollar amount of any fixed portion of each annuity payment; however, the amount of the variable annuity payments will depend upon the investment experience of the underlying portfolios and is not guaranteed.

     Under some joint and survivor payment options, the annuity payments decrease upon the death of the annuitant or secondary annuitant (as described for payment options 5, 6, 8, and 9) whether they are fixed or variable.